                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

      Check the appropriate box:

      [X] Preliminary Proxy Statement.

      [ ] Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))

      [ ] Definitive Proxy Statement

      [ ] Definitive Additional Materials.

      [ ] Soliciting Material Pursuant to ss.240.14a-12

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                       TORTOISE ENERGY CAPITAL CORPORATION
                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

      [X] No fee required.

      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

      [ ] Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

                                [TORTOISE LOGO]

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                       TORTOISE ENERGY CAPITAL CORPORATION
                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                                 1-800-919-0315

                                January __, 2007

Dear Fellow Stockholder:

You are cordially  invited to attend the combined annual meeting of stockholders of each of Tortoise Energy Infrastructure  Corporation,  Tortoise Energy Capital
Corporation and Tortoise North American Energy Corporation (each a "Company" and collectively,  the "Companies") on Friday,  April 13, 2007 at 9:00 a.m., Central
Time, at[_____________________________________].

The matters  scheduled for consideration at the meeting for each Company are the election of two directors of the Company,  the grant of authority to the Company to sell its  common  shares  for less than net asset  value,  subject to certain conditions,  and the  ratification  of the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending  November  30,  2007,  as more  fully  discussed  in the  enclosed  proxy statement.

Enclosed  with this  letter  are  answers  to  questions  you may have about the proposals,  the formal  notice of the meeting,  the  Companies'  combined  proxy statement,  which gives  detailed  information  about the proposals and why each
Company's  Board of  Directors  recommends  that you vote to approve each of the
Company's  proposals,  the  actual  proxy  for you to sign and  return,  and the applicable  Company's  Annual Report to  stockholders  for the fiscal year ended
November 30, 2006.  If you have any questions  about the enclosed  proxy or need any assistance in voting your shares, please call 1-800-919-0315.

Your vote is important.  Please complete, sign, and date the enclosed proxy card and  return it in the  enclosed  envelope.  This will  ensure  that your vote is counted, even if you cannot attend the meeting in person.

                                       Sincerely,

                                       /s/ David J. Schulte

                                       David J. Schulte
                                       CEO and President

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                       TORTOISE ENERGY CAPITAL CORPORATION
                   TORTOISE NORTH AMERICAN ENERGY CORPORATION

                       ANSWERS TO SOME IMPORTANT QUESTIONS

Q.   WHAT AM I BEING ASKED TO VOTE "FOR" ON THIS PROXY?

     A. This proxy contains three  proposals for each Company:  (i) the election of two directors to serve until the 2010 Annual  Stockholder  Meeting;  (ii) the grant of  authority  to the Company to sell its common  shares for less than net asset value, subject to certain conditions;  and (iii) the ratification of Ernst
& Young LLP as the Company's  independent  registered  public  accounting  firm.
Stockholders  of the  Company  may also  transact  such  other  business  as may properly come before the meeting.

Q.   AM I ENTITLED TO VOTE ON THE ELECTION OF BOTH DIRECTORS?

     A. Holders of preferred shares and holders of common shares are entitled to vote as a single  class on the  election  of H. Kevin  Birzer.  Only  holders of preferred  shares voting as a class are entitled to vote on the election of John
R. Graham.

Q.   HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

     A. The Board of Directors of each Company  unanimously  recommends that you vote "FOR" all proposals on the enclosed proxy card.

Q.   HOW CAN I VOTE?

     A. You can vote by completing,  signing and dating your proxy,  and mailing it in the  enclosed  envelope.  You also may vote in  person  if you are able to attend the meeting. However, even if you plan to attend the meeting, we urge you to cast your vote by mail.  That will  ensure  that your vote is counted  should your plans change.

        This information summarizes information that is included in more detail in the Proxy Statement. We urge you to
                   read the entire Proxy Statement carefully.

                   If you have questions, call 1-866-362-9331.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                       TORTOISE ENERGY CAPITAL CORPORATION
                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                                 1-800-919-0315

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of:    Tortoise Energy Infrastructure Corporation
                           Tortoise Energy Capital Corporation
                           Tortoise North American Energy Corporation:

NOTICE IS HEREBY  GIVEN that the  combined  Annual  Meeting of  Stockholders  of
Tortoise Energy Infrastructure Corporation,  Tortoise Energy Capital Corporation
and Tortoise  North American  Energy  Corporation,  each a Maryland  corporation
(each a "Company" and, collectively,  the "Companies"),  will be held on Friday,
April 13, 2006 at 9:00 a.m. Central Time at  [_________________________________]
for the following purposes:

     1.  For all  Companies:  To elect two  directors  of the  Company,  to hold office for a term of three years and until their respective  successors are duly elected and qualified;

     2.  For all  Companies:  To grant the  Company  the  authority  to sell its common  shares  for less  than net  asset  value,  subject  to  certain conditions; and

     3.  For all Companies:  To ratify the selection of Ernst & Young LLP as the independent  registered  public  accounting firm of the Company for its fiscal year ending November 30, 2007.

The foregoing  items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders may also transact any other business that properly comes before the meeting.

Stockholders  of record as of the close of  business  on  January  16,  2007 are entitled  to  notice  of and to  vote at the  meeting  (or  any  adjournment  or postponement of the meeting).

                                       By Order of the Board of Directors of
                                       each Company,

                                       /s/ Zachary A. Hamel

                                       Zachary A. Hamel
                                       Secretary
January ___, 2007
Overland Park, Kansas

All stockholders are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete,  date, sign and return
the   enclosed   proxy  as   promptly  as  possible  in  order  to  ensure  your
representation  at the meeting.  A return  envelope (which postage is prepaid if mailed in the United  States) is  enclosed  for that  purpose.  Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee  and you wish to vote at the  meeting,  you must  obtain from the record holder a proxy issued in your name.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                       TORTOISE ENERGY CAPITAL CORPORATION
                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                                 1-800-919-0315

                            COMBINED PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 13, 2007

     This  combined  proxy  statement  is  being  sent to you by the  Boards  of
Directors of each of Tortoise Energy Infrastructure Corporation, Tortoise Energy
Capital  Corporation  and Tortoise North  American  Energy  Corporation  (each a
"Company" and  collectively,  the  "Companies").  The Board of Directors of each
Company is asking you to complete and return the enclosed proxy, permitting your shares of the Company to be voted at the annual meeting of  stockholders  called to be held on April 13,  2007.  The Board of Directors of each Company has fixed the close of business on January 16, 2007 as the record date (the "record date")
for the  determination of stockholders  entitled to notice of and to vote at the meeting  and at any  adjournment  thereof  as set forth in this  combined  proxy statement.  This  combined  proxy  statement  and  the  enclosed  proxy  and the applicable  Company's  Annual Report for the fiscal year ended November 30, 2006 are first being mailed to stockholders on or about January ___, 2007.

     Each Company's  reports can be accessed  through its link on its investment advisor's website  (www.tortoiseadvisors.com)  or on the Securities and Exchange
Commission's ("SEC") website (www.sec.gov).

     This  combined  proxy  statement  sets  forth  the  information  that  each
Company's  stockholders  should know in order to evaluate  each of the following proposals.  The  following  table  presents a summary of the  proposals for each
Company  and the class of  stockholders  of the  Company  being  solicited  with respect to each proposal.

Proposal (For Each Company)                         Class of Stockholders of Each Company Entitled to Vote
---------------------------                         ------------------------------------------------------
1. To elect the following individuals
   as directors for a term of three years:

   H. Kevin Birzer Common                           Stockholders and Preferred Stockholders, voting as a
                                                    single class

   John R. Graham                                   Preferred Stockholders, voting as a class

2. To grant the Company the authority to sell its   Common Stockholders and Preferred Stockholders, voting as a
   common shares for less than net asset value,     single class
   subject to certain conditions

3. To ratify the selection of Ernst & Young         Common Stockholders and Preferred  Stockholders, voting as a
   LLP as the  independent  registered  public      single class
   accounting firm of the Company for the fiscal
   year ending November 30, 2007

                                  PROPOSAL ONE

                            ELECTION OF TWO DIRECTORS

     [The Board of  Directors  of each  Company  unanimously  nominated H. Kevin
Birzer and John R. Graham,  following a  recommendation  by the  Nominating  and
Governance  Committee of each Company, for election as directors at the combined annual  meeting of  stockholders  of the  Companies.]  Each of these nominees is currently a director of each of the Companies, has consented to be named in this proxy  statement  and has agreed to serve if elected.  None of the Companies has any reason to believe that either Mr. Birzer or Mr.  Graham will be  unavailable to serve.

     The  persons  named on the  accompanying  proxy card  intend to vote at the meeting (unless  otherwise  directed)  "FOR" the election of Messrs.  Birzer and
Graham as directors of each Company. Currently, each Company has five directors.
In  accordance  with each  Company's  Articles  of  Incorporation,  its Board of
Directors is divided into three classes of  approximately  equal size. The terms of the directors of the different  classes are  staggered.  With respect to each
Company's Board of Directors,  the term of Conrad S.  Ciccotello  expires on the date of the 2008 annual meeting of stockholders  of that Company,  and the terms of Terry C.  Matlack and Charles E. Heath  expire at the 2009 annual  meeting of stockholders  of that  Company.  If Mr. Birzer and Mr. Graham are elected at the
2007 annual meeting, their terms as directors of each Company will expire on the date of the 2010 annual meeting of stockholders of that Company. Pursuant to the terms of each Company's  preferred  shares,  the preferred  stockholders of that
Company have the exclusive right to elect two directors to the Company's  Board.
The Board of each  Company has  designated  Mr.  Matlack  and Mr.  Graham as the directors  the  preferred  stockholders  of that Company shall have the right to elect.

     On this proposal,  each Company's holders of preferred shares will have the exclusive  right,  voting as a class,  to vote on the election of Mr.  Graham as director of that Company,  and each  Company's  holders of preferred  shares and common shares will vote together as a single class on the election of Mr. Birzer as director of that Company. Stockholders do not have cumulative voting rights.

     With respect to each  Company,  if elected,  Mr. Birzer and Mr. Graham will hold office  until the 2010 annual  meeting of  stockholders  of the Company and until their successors are duly elected and

                                       2

qualified.  If either Mr.  Birzer or Mr. Graham is unable to serve because of an event not now anticipated, the persons named as proxies may vote for one or more other persons designated by the Company's Board of Directors.

     The following  table sets forth each Board  member's name, age and address;
position(s) with the Companies and length of time served;  principal  occupation during the past five years;  the number of  portfolios  in the Fund Complex that each Board member oversees;  and other public company directorships held by each
Board member.  The Investment  Company Act of 1940, as amended (the "1940 Act"), requires  the term  "Fund  Complex"  to be defined  to only  include  registered investment  companies  advised by the  Company's  investment  advisor,  Tortoise
Capital Advisors,  L.L.C. (the "Advisor"),  and, as a result, as of January ___,
2007  the Fund  Complex  included  Tortoise  Energy  Infrastructure  Corporation
("TYG"),  Tortoise Energy Capital Corporation  ("TYY"),  Tortoise North American
Energy Corporation ("TYN"). It is important to note that the Advisor also is the investment  advisor to Tortoise Capital Resources  Corporation  ("TTO"),  a fund which  intends  to elect to become a business  development  company in the first half of 2007.

                    NOMINEE FOR DIRECTOR WHO IS INDEPENDENT:
                                                                                         Number of
                                 Position(s) Held                                      Portfolios in    Other Public
                                     With Each                                              Fund           Company
                                   Company and                                            Complex       Directorships
                                    Length of             Principal Occupation          Overseen by        Held by
     Name, Age and Address         Time Served           During Past Five Years           Director        Director
     ---------------------       -----------------       ----------------------       ---------------  ---------------
John R. Graham*, 61            Director of TYG       Executive-in-Residence and            Three       Erie Indemnity
10801 Mastin Blvd.             since 2003;           Professor of Finance, College                     Company; Erie
Suite 222                      Director of each of   of Business Administration,                       Family Life
Overland Park, KS  66210       TYY and TYN           Kansas State University (has                      Insurance
                               since 2005            served as a professor or                          Company;
                                                     adjunct professor since 1970);                    Kansas State
                                                     Chairman of the Board,                            Bank
                                                     President and CEO, Graham
                                                     Capital Management, Inc.
                                                     (primarily  a  real  estate
                                                     development  and investment
                                                     company and a venture capital
                                                     company)  and  Owner  of
                                                     Graham Ventures (a business
                                                     services and venture capital
                                                     firm).  Formerly, CEO, Kansas
                                                     Farm Bureau Financial
                                                     Services, including seven
                                                     affiliated insurance or
                                                     financial service companies
                                                     (1979-2000).
*Mr. Graham is also a director of TTO.

                                       3

                NOMINEE FOR DIRECTOR WHO IS AN INTERESTED PERSON:
                                                                                         Number of
                                 Position(s) Held                                      Portfolios in    Other Public
                                     With Each                                              Fund           Company
                                   Company and                                            Complex       Directorships
                                    Length of             Principal Occupation          Overseen by        Held by
     Name, Age and Address         Time Served           During Past Five Years           Director        Director
     ---------------------       -----------------       ----------------------       ---------------  --------------
H. Kevin Birzer*, 47           Director and          Managing Director of the               Three           None
10801 Mastin Blvd.             Chairman of the       Advisor since 2002; Partner,
Suite 222                      Board of TYG since    Fountain Capital Management,
Overland Park, KS  66210       2003; Director and    L.L.C. ("Fountain Capital"), a
                               Chairman of the       registered investment advisor
                               Board of each of      (1990 - present). Formerly,
                               TYY and TYN           Vice President, Corporate
                               since 2005            Finance Department, Drexel
                                                     Burnham Lambert (1986-
                                                     1989); and Vice President, F.
                                                     Martin Koenig & Co. (1983-
                                                     1986).

*Mr. Birzer,  as a principal of the Advisor,  is an "interested  person" of each
Company, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Birzer is also a director and Chairman of the Board of TTO.

                    REMAINING DIRECTORS WHO ARE INDEPENDENT:
                                                                                         Number of
                                 Position(s) Held                                      Portfolios in    Other Public
                                     With Each                                              Fund           Company
                                   Company and                                            Complex       Directorships
                                    Length of             Principal Occupation          Overseen by        Held by
     Name, Age and Address         Time Served           During Past Five Years           Director        Director
     ---------------------       -----------------       ----------------------       ---------------  --------------
Charles E. Heath*, 64           Director of TYG       Retired in 1999.  Formerly,           Three           None
10801 Mastin Blvd.              since 2003;           Chief Investment Officer, GE
Suite 222                       Director of each of   Capital's Employers
Overland Park, KS  66210        TYY and TYN           Reinsurance Corporation
                                since 2005            (1989-1999).  CFA since
                                                      1974.

Conrad S. Ciccotello*, 46      Director of TYG       Tenured Associate Professor           Three            None
10801 Mastin Blvd.             since 2003;           of Risk Management and
Suite 222                      Director of each of   Insurance, Robinson College
Overland Park, KS  66210       TYY and TYN           of Business, Georgia State
                               since 2005            University (faculty member
                                                     since 1999); Director of
                                                     Graduate Personal Financial
                                                     Planning Programs, and
                                                     Editor, Financial Services
                                                     Review since 2001 (an
                                                     academic journal dedicated to
                                                     the study of individual
                                                     financial management).
                                                     Formerly, faculty member,
                                                     Pennsylvania State University
                                                     (1997-1999).

*Messrs. Ciccotello and Heath are also directors of TTO.

                                       4

                REMAINING DIRECTOR WHO IS AN INTERESTED PERSON:

                                                                                         Number of
                                 Position(s) Held                                      Portfolios in    Other Public
                                     With Each                                              Fund           Company
                                   Company and                                            Complex       Directorships
                                    Length of             Principal Occupation          Overseen by        Held by
     Name, Age and Address         Time Served           During Past Five Years           Director        Director
     ---------------------       -----------------       ----------------------       ---------------  --------------
Terry C. Matlack*, 50           Director and Chief    Managing Director of the              Three           None
10801 Mastin Blvd.              Financial Officer     Advisor since 2002;
Suite 222                       of each Company       Managing Director, Kansas
Overland Park, KS  66210        since its inception   City Equity Partners LC
                                (TYG inception in     ("KCEP"), a private equity
                                2003; TYY and         firm (2001-present).
                                TYN inception in      Formerly, President,
                                2005); Assistant      GreenStreet Capital (1995 -
                                Treasurer of each     2001).
                                Company since
                                November 2005;
                                Treasurer of each
                                Company from its
                                inception to
                                November 2005;
                                Chief Compliance
                                Officer of each
                                Company from its
                                inception through
                                May 2006

*Mr. Matlack,  as a principal of the Advisor,  is an "interested person" of each
Company,  as that term is  defined  in  Section  2(a)(19)  of the 1940 Act.  Mr.
Matlack is also a director and officer of TTO.

     Officers.  Mr. Birzer is the Chairman of the Board of each Company, and Mr.
Matlack is the Chief Financial Officer and Assistant  Treasurer of each Company.
The preceding tables give more information about Mr. Birzer and Mr. Matlack. The following  table  sets  forth  each  other  officer's  name,  age  and  address;
position(s)  held  with  each  Company  and  length  of time  served;  principal occupation  during the past five  years;  the number of  portfolios  in the Fund
Complex overseen by each officer;  and other directorships held by each officer.
Each  officer  serves until his  successor is chosen and  qualified or until his resignation  or removal.  As  principals  of the Advisor,  each of the following officers are  "interested  persons" of each Company,  as that term is defined in
Section 2(a)(19) of the 1940 Act.  Additionally,  each of the following officers serves as an officer of TTO.

                                        5

                                                                                         Number of
                                 Position(s) Held                                      Portfolios in    Other Public
                                     With Each                                              Fund           Company
                                   Company and                                            Complex       Directorships
                                    Length of             Principal Occupation          Overseen by        Held by
     Name, Age and Address         Time Served           During Past Five Years           Officer          Officer
     ---------------------       -----------------       ----------------------       ---------------  --------------
David J. Schulte, 45            President and        Managing Director of the              Three            None
10801 Mastin Blvd.,             Chief Executive      Advisor since 2002; Managing
Suite 222                       Officer of each      Director, KCEP (1993-
Overland Park, KS 66210         Company since its    present).
                                inception

Zachary A. Hamel, 41            Secretary of each    Managing Director of the              Three            None
10801 Mastin Blvd.,             Company since its    Advisor since 2002; Partner,
Suite 222                       inception; Senior    Fountain Capital (1997-
Overland Park, KS 66210         Vice President of    present).
                                TYY since 2005

Kenneth P. Malvey, 41           Treasurer of each    Managing Director of the              Three            None
10801 Mastin Blvd.,             Company since        Advisor since 2002; Partner,
Suite 222                       November 2005;       Fountain Capital (2002-
Overland Park, KS 66210         Senior Vice          present).  Formerly,
                                President of TYY     Investment Risk Manager and
                                since 2005;          member of the Global Office
                                Assistant            of Investments, GE Capital's
                                Treasurer of each    Employers Reinsurance
                                Company from its     Corporation (1996 - 2002).
                                inception to
                                November 2005

Each of these officers also serves as an officer of TTO.

     Committees of the Board of  Directors.  Each  Company's  Board of Directors
currently  has four standing  committees:  the  Executive  Committee,  the Audit
Committee, the Nominating and Governance Committee and the Compliance Committee.
Currently, all of the non-interested directors,  Messrs. Ciccotello,  Graham and
Heath,  are the only members of each Company's Audit  Committee,  Nominating and
Governance  Committee  and  Compliance   Committee.   Each  Company's  Executive
Committee currently consists of Mr. Birzer and Mr. Matlack.

     •    Executive Committee.  Each Company's Executive Committee has authority to  exercise  the  powers of the Board (i) where  assembling  the full
          Board in a timely manner is  impracticable,  (ii) to address emergency
          matters,   or  (iii)  to  address  matters  of  an  administrative  or
          ministerial  nature.   Messrs.  Birzer  and  Matlack  are  "interested
          persons"  of each  Company as defined by Section  2(a)(19) of the 1940
          Act.

     •    Audit  Committee.  Each Company's  Audit  Committee was established in accordance with Section  3(a)(58)(A) of the Securities Exchange Act of
          1934, as amended (the  "Exchange  Act"),  and operates under a written charter  adopted and approved by the Board, a current copy of which is
          available   at  the   Company's   link   on  the   Advisor's   website
          (www.tortoiseadvisors.com).   The   Audit   Committee   approves   and
          recommends  to the Board the  election,  retention or  termination  of
          independent  auditors;   approves  services  to  be  rendered  by  the
          auditors;  monitors the auditors' performance;  reviews the results of the Company's audit; determines whether to recommend to the Board that
          the  Company's  audited  financial   statements  be  included  in  the
          Company's Annual Report;  and responds

                                        6

          to other  matters as outlined  in the Audit  Committee  Charter.  Each
          Audit  Committee   member  is   "independent"  as  defined  under  the
          applicable New York Stock  Exchange  listing  standards,  and none are
          "interested persons" of the Company as defined in the 1940 Act.

     •    Nominating and Governance  Committee.  Each  Nominating and Governance
          Committee  member is "independent" as defined under the New York Stock
          Exchange listing standards,  and none are "interested  persons" of the
          Company  as  defined  in the 1940 Act Each  Company's  Nominating  and
          Governance  Committee  operates  under a written  charter  adopted and approved by the Board,  a current  copy of which is  available  at the
          Company's  link on the Advisor's  website  (www.tortoiseadvisors.com).
          The Nominating and Governance  Committee:  (i) identifies  individuals qualified  to become  Board  members and  recommends  to the Board the director  nominees for the next annual meeting of stockholders  and to fill any  vacancies;  (ii) monitors the  structure  and  membership of
          Board  committees and  recommends to the Board  director  nominees for each  committee;  (iii)  reviews  issues and  developments  related to corporate  governance  issues and develops and recommends to the Board
          corporate  governance   guidelines  and  procedures,   to  the  extent
          necessary  or  desirable;  (iv) has the sole  authority  to retain and terminate any search firm used to identify director  candidates and to approve the search firm's fees and other  retention  terms,  though it has yet to  exercise  such  authority;  and (v) may not  delegate  its authority.  The  Nominating  and  Governance  Committee  will consider stockholder  recommendations  for nominees for membership to the Board so long as such  recommendations  are  made  in  accordance  with  the
          Company's Bylaws.  Nominees  recommended by stockholders in compliance with the Bylaws of the Company  will be evaluated on the same basis as other nominees considered by the Nominating and Governance  Committee.
          Stockholders should see "Stockholder Proposals and Nominations for the
          2008 Annual Meeting" below for information  relating to the submission by stockholders of nominees and matters for consideration at a meeting of the  Company's  stockholders.  Each  Company's  Bylaws  require all directors  and nominees for  directors  (1) to be at least 21 years of age  and  have  substantial  expertise,  experience  or  relationships relevant  to the  business  of the  Company and (2) to have a master's degree in economics,  finance,  business administration or accounting, to have a  graduate  professional  degree  in law  from an  accredited university  or college in the United States or the  equivalent  degree from an equivalent  institution of higher learning in another country, to have a certification  as a public  accountant in the United States, to be deemed an "audit  committee  financial  expert"  as such term is defined in item 401 of Regulation S-K as promulgated by the SEC, or to be a current  director of the Company.  The  Nominating and Governance
          Committee  has the  sole  discretion  to  determine  if an  individual satisfies the foregoing qualifications.

     •    Compliance  Committee.  Each Company formed this committee in December
          2005. Each committee  member is "independent" as defined under the New
          York  Stock  Exchange  listing  standards,  and none  are  "interested persons"  of the  Company as defined in the 1940 Act.  Each  Company's
          Compliance  Committee  operates  under a written  charter  adopted and approved by the Board. The committee reviews and assesses management's compliance with applicable  securities  laws,  rules and  regulations;
          monitors  compliance  with the Company's  Code of Ethics;  and handles other matters as the Board or committee chair deems appropriate.

     None of the Companies currently has a standing compensation committee. None of the Companies  have any  employees  and the New York Stock  Exchange does not require  boards of directors of registered  closed-end  funds to have a standing compensation committee.

                                        7

     The following  table shows the number of Board and committee  meetings held during the fiscal year ended November 30, 2006 for each Company:

                                                    TYG           TYY           TYN
     Board of Directors                              11            10            11
     Executive Committee                              1             1             2
     Audit Committee                                  2             2             2
     Nominating and Governance Committee              1             1             1
     Compliance Committee                             1             1             1

     During the 2006 fiscal year,  for each Company,  all directors  attended at least 75% of the  aggregate of (1) the total number of meetings of the Board and
(2) the total number of meetings  held by all  committees  of the Board on which they  served.  None of the  Companies  has a policy with respect to Board member attendance at annual meetings. All of the directors of each Company attended the
Company's 2006 annual meeting.

     Director and Officer Compensation. None of the Companies compensates any of its directors who are interested persons nor any of its officers.  The following table sets forth certain  information with respect to the  compensation  paid by each  Company  and the Fund  Complex  during  fiscal 2006 to each of the current directors  for their  services  as a  director.  None of the  Companies  has any retirement or pension plans.

                                                                      Pension or
                                                                      Retirement                          Total
                                                                       Benefits       Estimated       Compensation
                                                                      Accrued as        Annual        from Company
                                            Aggregate                  Part of         Benefits         and Fund
       Name of Person,                  Compensation from              Company           Upon         Complex Paid
          Position                         Company (1)                 Expenses       Retirement     to Directors (2)
          --------                         -----------                 --------       ----------     ----------------
                                  TYG        TYY         TYN
Independent Persons
Conrad S. Ciccotello            $40,480    $28,880      $31,110           $0              $0           $100,470
John R. Graham                  $36,480    $26,880      $28,110           $0              $0            $91,470
Charles E. Heath                $35,480    $25,880      $27,110           $0              $0            $88,470

-----------------------
(1) No amounts have been  deferred  for any of the persons  listed in the table.
(2) Fund Complex includes the three Companies - TYG, TYY and TYN.

     Required Vote. With respect to each Company,  Mr. Birzer will be elected by the vote of a  plurality  of all  common  and  preferred  shares of the  Company present at the meeting, in person or by proxy, and Mr. Graham will be elected by the vote of a plurality of all  preferred  shares of the Company  present at the meeting, in person or by proxy. When there are two vacancies for director, as is the case for each Company,  a vote by plurality  means the two nominees for each
Company with the highest  number of affirmative  votes,  regardless of the votes withheld for those candidates,  will be elected. Therefore, with respect to each
Company,  withheld  votes and  broker  non-votes,  if any,  will not be  counted towards a nominee's  achievement  of a plurality.  With respect to each Company, each  common  share  and each  preferred  share is  entitled  to one vote in the election of Mr. Birzer,  and each preferred share is entitled to one vote in the election of Mr. Graham.

BOARD RECOMMENDATION

     THE BOARD OF  DIRECTORS  OF EACH COMPANY  UNANIMOUSLY  RECOMMENDS  THAT THE
COMMON AND  PREFERRED  STOCKHOLDERS  OF THAT  COMPANY  VOTE "FOR"

                                        8

MR. BIRZER AS DIRECTOR AND THAT THE PREFERRED  STOCKHOLDERS  OF THE COMPANY VOTE
"FOR" MR. GRAHAM AS A DIRECTOR.

                                  PROPOSAL TWO

                         APPROVAL TO SELL COMMON SHARES
                              BELOW NET ASSET VALUE

     Under the 1940 Act,  each  Company  may sell  common  shares in  subsequent offerings  and invest the  proceeds  from such  subsequent  public  offerings in accordance with its investment objectives,  so long as the net sale price to the
Company  (after  deduction  of  underwriting  fees,   commissions  and  offering
expenses)  is at least equal to the net asset value per share (the "NAV") of its common  shares.  Additionally,  the 1940 Act  permits  each  Company to sell its common  shares  below  NAV  with  the  consent  of  a  majority  of  its  common stockholders  or under  certain  other  circumstances.  Each  Company is seeking approval  of this  proposal  so that it may,  in one or more  public or  private offerings of its common stock,  sell shares of its common stock at a price below its then current NAV per share,  subject to certain conditions  discussed below.
If approved for a Company,  the  authorization  would be effective  for a period expiring on the date of the Company's 2008 Annual Meeting of Stockholders, which is expected to be held in April 2008.

     The Board of Directors of each Company believes that the Company having the ability to issue its common shares below NAV in certain  instances  will benefit all of the  Company's  stockholders.  Each  Company  expects  that  it  will  be periodically  presented with attractive  opportunities to acquire  securities of
United States  master  limited  partnerships  ("MLPs") (or, with respect to TYN,
Canadian  royalty  trusts or income trusts) that require the Company to make its investment commitment quickly. Because each Company generally attempts to remain fully  invested  and does not intend to maintain  cash for the purpose of making these  investments,  the  Company  may be unable  to  capitalize  on  investment opportunities presented to it unless it quickly raises capital. The market value of each Company's common shares,  however,  may periodically fall below its NAV, which is not  uncommon  for  closed-end  funds  such as the  Companies.  If this happens,  absent the approval of this proposal,  the Company will not be able to effectively  access capital markets to enable it to take advantage of attractive investment  opportunities.  The Board of  Directors of each Company has approved submitting this proposal to the Company's stockholders for their approval.

     The  following  table  sets forth a  comparison  as of the last day of each
Company's fiscal quarter each Company's NAV per share and the comparable closing price of the Company's common stock, as reported on the New York Stock Exchange.

                                   TYG (1)                     TYY (1)                     TYN (1)
                                          Closing                    Closing                     Closing
                           NAV            Price         NAV          Price          NAV          Price
November 30, 2006          $31.82         $36.13        $26.79       $26.50         $23.70       $22.38
August 31, 2006            $29.59         $30.62        $25.16       $23.60         $26.29       $23.31
May 31, 2006               $28.91         $28.75        $24.38       $22.40         $25.44       $21.90
February 28, 2006          $27.55         $29.42        $23.36       $22.90         $25.03       $22.73
November 30, 2005          $27.12         $28.72        $23.23       $22.09         $23.95       $25.00
August 31, 2005            $29.16         $32.10        $23.98       $25.12            N/A          N/A
May 31, 2005               $27.75         $28.33        $23.79       $24.69            N/A          N/A
February 28, 2005          $28.37         $29.44           N/A          N/A            N/A          N/A
November 30, 2004          $26.53         $27.06           N/A          N/A            N/A          N/A
August 31, 2004            $24.38         $25.06           N/A          N/A            N/A          N/A
May 28, 2004               $22.67         $24.20           N/A          N/A            N/A          N/A

(1) TYG began trading on the NYSE on February 25, 2004; TYY began trading on the
NYSE on May 26, 2005; and TYN began trading on the NYSE on October 27, 2005.

                                        9

     Approval  of this  proposal  for a  Company  would  give  the  Company  the opportunity to raise cash and purchase  attractively  priced  securities even if the net sale price to the Company of its common shares is below NAV. None of the
Companies  anticipates  selling  common  shares below NAV unless the Company has identified  attractive  near term investment  opportunities  that the directors, including a majority  of  disinterested  directors,  as defined in the 1940 Act, reasonably  believe will increase  stockholder  distributions.  Further,  to the extent a  Company  issues  common  shares  below  NAV in a  publicly  registered transaction, the market capitalization and number of publicly tradable shares of the Company  will  increase,  thus  affording  all common  stockholders  greater liquidity.  To the  extent  a  Company  issues  shares  below  NAV in a  private transaction,  the per share price will be the fair market value as determined by the Company's Board of Directors.

     Upon stockholder approval, a Company will only sell common shares below NAV if all of the following conditions are met:

     1. The per share offering price,  before  deduction of  underwriting  fees, commissions  and offering  expenses,  will not be less than the NAV per share of the Company's  common stock,  as determined at any time within two business days prior to the pricing of the common stock to be sold in the offering.

     2. Immediately  following the offering,  after deducting  offering expenses and underwriting fees and commissions, the NAV per share of the Company's common stock,  as  determined at any time within two business days prior to the pricing of the common  stock to be sold,  would not have been  diluted by greater than a total of 1% of the NAV per share of all  outstanding  common stock.  The Company will not be subject to a maximum  number of shares that can be sold or a defined minimum  sales  price per share in any  offering so long as the number of shares offered and the price at which such shares are sold together would not result in dilution of the NAV per share of the Company's  common stock in excess of the 1%
limitation described above.

     3. A majority of the Company's independent directors makes a determination, based on information and a recommendation from the Advisor, that they reasonably expect that the  investment(s) to be made with the net proceeds of such issuance will lead to a long-term increase in distribution growth.

     As discussed below under the caption "More  Information About the Meeting -
Investment  Advisory  Agreement,"  with respect to each Company,  the Advisor is paid a fee based upon the Company's  average  monthly Managed Assets (as defined below).  Therefore,  the Advisor's interest in determining  whether to recommend that a Company  issue common shares below NAV may conflict with the interests of the  Company  and its  stockholders.  The  Advisor  is  controlled  directly  or indirectly by officers and the two interested  directors of each Company,  among others.  For that  reason,  any  issuance of shares at a price below NAV must be approved by a majority of the disinterested directors.

     Before  voting on this  proposal  or  giving  proxies  with  regard to this matter,  common stockholders should consider the potentially  dilutive effect of the issuance of shares of the Company's  common stock at less than NAV per share on the NAV per outstanding  share of common stock. Any sale of common stock at a price below NAV would result in an immediate dilution of the NAV per outstanding share to existing  common  stockholders  of as much as 1%. There is a connection between  common  share sale price and NAV  because  when stock is sold at a sale price below NAV per share,  the resulting  increase in the number of outstanding shares is not accompanied by a  proportionate  increase in the net assets of the
Company.  Common  stockholders of a Company should also consider that holders of the  Company's  common stock have no  subscription,  preferential  or preemptive rights  to  acquire  additional  shares  of  the  common  stock  proposed  to be authorized  for  issuance,  and thus any future  issuance  of common  stock will dilute such  stockholders'  holdings of common stock as a  percentage  of shares outstanding to the extent  stockholders do not purchase sufficient shares in the offering to maintain their percentage interest. Further, if current stockholders of a Company  either do not purchase any shares in an offering  conducted

                                       10

by the Company or do not purchase  sufficient shares in the offering to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

     Required Vote.  For each Company,  the proposal must be approved by (a) the affirmative vote of a majority of all common  stockholders of record,  as of the record date,  and (b) the  affirmative  vote of a majority of the votes cast, in person  or by proxy,  at the  meeting  by the  holders  of common  stock and the holders of preferred stock, voting together as a single class.

     Solely for the purpose of  determining  whether a majority of the number of common stockholders of record of a Company approved the proposal,  the number of common  shares  held by any single  stockholder  will not be  relevant.  For the purpose of determining  whether a majority of the number of common  stockholders of record of a Company approved the proposal,  abstentions and broker non-votes, if any,  recorded by record  owners  will have the effect of a vote  against the proposal.

     With  respect to each  Company,  solely  for the  purposes  of  determining whether a majority of the votes cast by the common  stockholders  and  preferred stockholders  voting  together as a single class  approved this  proposal,  each common share and each preferred  share is entitled to one vote, and  abstentions and broker  non-votes  will not be counted as votes cast and will have no effect on the result of the vote.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF EACH COMPANY UNANIMOUSLY  RECOMMENDS THAT STOCKHOLDERS
OF THE COMPANY  VOTE "FOR" THE  PROPOSAL TO ALLOW THE COMPANY TO SELL ITS COMMON
SHARES BELOW NET ASSET VALUE.

                                 PROPOSAL THREE

                          RATIFICATION OF SELECTION OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of Directors of each Company  recommends that the stockholders of the Company ratify the selection of Ernst & Young LLP ("E&Y") as the independent registered  certified public  accountants,  to audit the accounts of the Company for the fiscal year ending November 30, 2007.  [E&Y's  selection was approved by each  Company's  Audit  Committee at a meeting  held on January 16, 2007.  Their selection  also was  ratified  and  approved by the vote,  cast in person,  of a majority of the directors of each Company, including a majority of the directors who are not  "interested  persons" of the Company within the meaning of the 1940
Act, and who are "independent" as defined in the New York Stock Exchange listing standards, at a meeting held on January 16, 2007.]

     E&Y has audited the accounts of each Company  since prior to the  Company's commencement  of business  (TYG in February  2004;  TYY in May 2005;  and TYN in
October  2005) and does not have any direct  financial  interest or any material indirect financial interest in any of the Companies.  A representative of E&Y is expected to be  available at the meeting and to have the  opportunity  to make a statement  and respond to  appropriate  questions  from the  stockholders.  Each
Company's Audit Committee meets each year with representatives of E&Y to discuss the scope of their  engagement,  review the financial  statements of the Company and the results of their examination.

     Required Vote. E&Y will be ratified as a Company's  independent  registered public  accounting firm by the affirmative vote of a majority of the votes cast, in person or by proxy,  at the  meeting by the  holders of common  stock and the holders of preferred stock,  voting together as a single class.  With

                                       11

respect to each Company,  each common share and each preferred share is entitled to one vote on this proposal.  For the purposes of the vote on this proposal for each Company, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of each Company reviews the Company's  annual financial statements with both management and the independent auditors,  and the committee meets periodically with the independent auditors to consider their evaluation of the Company's financial and internal controls.

     The Audit  Committee of each Company,  in discharging  its duties,  has met with and has held  discussions  with  management  and the Company's  independent auditors.  Each  Company's  Audit  Committee  has  reviewed  and  discussed  the
Company's  audited  financial  statements for the fiscal year ended November 30,
2006  with  management.  Management  of  each  Company  has  represented  to the independent  auditors that the Company's  financial  statements were prepared in accordance with generally accepted accounting principles.

     The Audit Committee of each Company has also discussed with the independent auditors  the matters  required to be  discussed  by the  Statement  on Auditing
Standards  No.  61  (Communications  with  Audit  Committees).  The  independent auditors provided to each Company's Audit Committee the written  disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence
Discussions with Audit Committees), and each Company's Audit Committee discussed with  representatives of the independent auditors their firm's independence with respect to that Company.

     With respect to each  Company,  based on the Audit  Committee's  review and discussions with management and the independent auditors, the representations of management and the reports of the  independent  auditors to the  committee,  the
Audit  Committee  recommended  that the  Board  include  the  audited  financial statements in the Company's Annual Report for filing with the SEC.

                                       The Audit Committee of each Company

                                       Conrad S. Ciccotello (Chairman)
                                       Charles E. Heath
                                       John R. Graham]

                              INDEPENDENT AUDITORS

     [On January 16, 2007, each Company's  Audit  Committee  selected E&Y as the independent  registered public accounting firm to audit the books and records of the Company for its fiscal year ending  November  30,  2007.] E&Y is  registered with the Public Company Accounting Oversight Board.

                                       12

                      INDEPENDENT AUDITOR FEES AND SERVICES

     The  following  table sets forth the  approximate  amounts of the aggregate fees billed to each  Company for the fiscal  years ended  November  30, 2005 and
November 30, 2006 by E&Y:

                                           TYG                          TYY                          TYN
                                 -------------------------    -------------------------    -------------------------
                                    2005         2006           2005(1)       2006           2005(2)       2006
                                    ----         ----           -------       ----           -------       ----
Audit Fees(3)                     $237,000    $168,000         $102,000    $142,000          $73,000     $129,000
Audit-Related Fees(4)              $39,000     $17,000           $8,000     $36,000               $0      $18,000                                                                             $0
Tax Fees(5)                        $47,000     $76,000           $8,000     $40,000          $15,000      $53.000
All Other Fees                          $0          $0               $0          $0               $0           $0
Aggregate Non-Audit Fees           $86,000     $93,000          $16,000     $76,000          $15,000      $71,000

-------------------------------

1    Period from March 4, 2005 to November 30, 2005.  TYY was formed on March 4,
     2005, and thus did not pay E&Y any fees prior to that date.

2    Period  from  January  13, 2005 to  November  30,  2005.  TYN was formed on
     January 13, 2005, and thus did not pay E&Y any fees prior to that date.

3    For  professional  services  rendered  with  respect  to the  audit of each
     Company's  financial  statements and the review of each Company's statutory and regulatory filings with the SEC.

4    For  professional  services  rendered  with  respect to  assurance  related services  in  connection  with each  Company's  compliance  with its rating agency guidelines.

5    For professional services for tax compliance, tax advice and tax planning.

     The Audit  Committee  of each  Company  adopted  pre-approval  polices  and procedures  (TYG on July 15, 2004; TYY on April 15, 2005; and TYN on January 19,
2005). Under these policies and procedures,  the Audit Committee of each Company pre-approves (i) the selection of the Company's independent  auditors,  (ii) the engagement of the independent  auditors to provide any non-audit services to the
Company,  (iii) the  engagement  of the  independent  auditors  to  provide  any non-audit services to the Advisor or any entity  controlling,  controlled by, or under  common  control with the Advisor that  provides  ongoing  services to the
Company,  if the  engagement  relates  directly to the  operations and financial reporting of the Company, and (iv) the fees and other compensation to be paid to the  independent  auditors.  With respect to each  Company,  the Chairman of the
Audit  Committee of the Company may grant the  pre-approval of any engagement of the independent  auditors for non-audit  services of less than $5,000,  and such delegated  pre-approvals  will be presented  to the full Audit  Committee at its
next   meeting  for   ratification.   Under   certain   limited   circumstances,
pre-approvals  are not required  under  securities law  regulations  for certain non-audit  services  below certain de minimus  thresholds.  Since each Company's respective adoption of these policies and procedures, the Audit Committee of the
Company  has  pre-approved  all audit and  non-audit  services  provided  to the
Company by E&Y.  None of these  services  provided  by E&Y were  approved by the
Audit Committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C)
or Rule  2.01(c)(7)(ii) of Regulation S-X.

     In addition,  in 2006 the Advisor paid E&Y fees in the amount of $20,500 in connection with determining the Advisor's compliance with AIMR-PPS(R)  standards in 2005,  but did not pay E&Y any fees for  non-audit  services  in 2005.  These non-audit  services were not required to be preapproved by each Company's  audit committee.  No entity  controlling,  controlled by, or under common control with the Advisor that provides  ongoing  services to the Company,  has paid to E&Y or been billed for fees by E&Y for  non-audit  services  rendered to the Advisor or such entity  during the fiscal  years ended  November  30, 2005 and November 30,
2006.

     The Audit Committee of each Company has considered  whether E&Y's provision of  services  (other than audit  services)  to the  Company,  the Advisor or any entity controlling, controlled by, or under

                                       13

common  control  with the  Advisor  that  provides  services  to the  Company is compatible with maintaining E&Y's independence in performing audit services.

                                  OTHER MATTERS

     The Board of Directors of each Company  knows of no other  matters that are intended to be brought  before the meeting.  If other  matters are presented for action,  the  proxies  named in the  enclosed  form of proxy  will vote on those matters in their sole discretion.

                       MORE INFORMATION ABOUT THE MEETING

     Stockholders.  At the record date, each Company had the following number of shares issued and outstanding:

                                    Common Shares            Preferred Shares
                                    -------------            ----------------

         TYG                          18,232,065                    2,800

         TYY                          16,013,802                    2,800

         TYN                           4,612,640                      600

     At December 31,  2006,  each  director  beneficially  owned (as  determined pursuant to Rule 16a-1(a)(2)  under the Exchange Act) shares of each Company and in all Funds  overseen by each  director in the same Fund Complex  having values within the indicated  dollar  ranges.  Other than the Fund Complex and TTO, with respect to each Company,  none of the Company's directors who are not interested persons of the Company, nor any of their immediate family members, has ever been a director, officer or employee of the Advisor or its affiliates.

                                                                                            Aggregate Dollar
                                                                                            Range of
                                                                                            Holdings in
                                                                                            Funds Overseen
                                                                                            by Director in
        Director           Aggregate Dollar Range of Holdings in the Company (1)            Fund Complex (2)
        --------           -----------------------------------------------------            ----------------

Interested Persons              TYG                   TYY                  TYN
  H. Kevin Birzer          Over $100,000         Over $100,000        $50,001-$100,000      Over $100,000
  Terry C. Matlack         Over $100,000         Over $100,000        Over $100,000         Over $100,000

Independent Persons
  Conrad S. Ciccotello     $50,001-$100,000      $10,001-$50,000      $10,001-$50,000       Over $100,000
  John R. Graham           Over $100,000         Over $100,000        $10,001-$50,000       Over $100,000
  Charles E. Heath         Over $100,000         Over $100,000        $10,001-$50,000       Over $100,000

-------------------------

(1)  Based on the closing price of each Company's  common shares on the New York
     Stock Exchange on December 29, 2006.

(2)  Includes  TYG,  TYY and TYN.  Amounts  based on the  closing  price of each
     Company's  common  shares on the New York Stock  Exchange on  December  29,
     2006.

                                       14

     The following table sets forth the securities of TTO owned  beneficially by the Company's  directors  who are not  "interested  persons" of the Company,  as defined in Section  2(a)(19)  of the 1940 Act,  as of  December  31,  2006.  The
Advisor also serves as the investment advisor to TTO.

                                                           Value of             Percent of
      Name of Director            Title of Class          Securities(1)          Class (2)
      ----------------            --------------          -------------          ---------
Conrad S. Ciccotello (3)          Common Shares             $15,000                0.04%
John R. Graham (4)                Common Shares             $60,000                0.16%
Charles E. Heath (5)              Common Shares             $45,000                0.12%

(1) The  value of the  securities  is  determined  by  reference  to TTO's  most recently  calculated  NAV and includes the net value of all warrants to purchase common  shares  of TTO  ("Warrants")  held by such  director  because  all  such
Warrants are assumed to be exercisable within 60 days of the date hereof.
(2) The  percentage  of class is determined by including all shares the director could purchase if the director  exercised all Warrants the director  holds,  but not including the number of shares which could be purchased by all other holders of Warrants if they exercised such Warrants.
(3)  Mr.  Ciccotello  holds  these  shares  jointly  with  his  wife,  Elizabeth
Ciccotello.
(4) These shares are held of record by the John R. Graham Trust U/A 1/3/92, John
R. Graham, Trustee.
(5) These  shares  are held of record by the  Charles  E.  Heath  Trust No.1 U/A
2/1/92, Charles E. Heath and Kathleen M. Heath, Trustees.

     At December 31, 2006,  each  director,  each officer and the  directors and officers as a group,  beneficially  owned (as determined  pursuant to Rule 13d-3 under the Exchange Act) the  following  number of shares of common stock of each
Company (or percentage of outstanding  shares).  Unless otherwise indicated each individual  has sole  investment  and voting  power  with  respect to the shares listed.

Directors and Officers                                 Number of Common Shares                % of Outstanding Shares
                                                TYG              TYY              TYN         TYG      TYY      TYN
Independent Directors
     Conrad S. Ciccotello                 [1,940.00]        [1,072.00]      [1,050.00]         *        *        *
     John R. Graham                       [10,195.32](1)    [4,050.56](2)   [1,000.00](3)      *        *        *
     Charles E. Heath                     [8,000.00](4)     [6,300.00](5)   [1,000.00](6)      *        *        *

Interested Directors and Officers
     H. Kevin Birzer                      [31,712.55](7)    [12,166.61](8)  [3,836.66](9)      *        *        *
     Terry C. Matlack                     [8,262.80](10)    [7,184.35](11)  [7,967.50](12)     *        *        *
     David J. Schulte                     [3,750.95](13)    [1,280.64]      [3,556.89](14)     *        *        *
     Zachary A. Hamel                     [4,822.94](15)    [2,817.09](16)  [1,000.00](17)     *        *        *
     Kenneth P. Malvey                    [7,676.93] 18)    [687.56]        [443.89]           *        *        *

     Directors and Officers as a Group    [76,361.49]       [35,558.81]     [19,854.94]        *        *        *

*Indicates less than 1%.

(1)  Includes  3,0000  shares  held in the John R.  Graham  Trust,  of which Mr.
     Graham is a trustee,  and 7,000  shares  held by Master  Teachers  Employee
     Benefit Trust,  of which Mr. Graham is a trustee and for which he disclaims beneficial ownership.
(2)  Includes 1,000 shares held in the John R. Graham Trust, of which Mr. Graham is a trustee.
(3)  All  shares  held in the John R.  Graham  Trust,  of which Mr.  Graham is a trustee.
(4)  All shares  held by the  Charles E. Heath  Trust,  of which Mr.  Heath is a trustee.
(5)  Includes  4,300  shares held by the Charles E. Heath Trust #1, of which Mr.
     Heath is a trustee, and 2,000 shares held by the Charles F. Heath Trust #1,
     Trust B, of which Mr. Heath is a trustee.
(6)  All shares held by the  Charles E. Heath Trust #1, of which Mr.  Heath is a trustee.
(7)  Includes  22,964.799  shares Mr.  Birzer  holds  jointly  with his wife and
     1,309.854  shares held by Mr. Birzer's  children in an account  established under the Kansas Uniform  Transfer to Minor's Act for which his wife is the custodian.

                                       15

(8)  Includes  11,521.187  shares Mr.  Birzer  holds  jointly  with his wife and
     645.426  shares held by Mr.  Birzer's  children  in an account  established under the Kansas Uniform  Transfer to Minor's Act for which his wife is the custodian.
(9)  Includes  3,219.477 shares Mr. Birzer owns jointly with his wife and 617.18 shares held by Mr. Birzer's  children in an account  established  under the
     Kansas Uniform Transfer to Minor's Act for which his wife is the custodian.
(10) All shares are held in the Matlack Living Trust, U/A DTD 12/30/04, of which
     Mr.  Matlack and his wife are  co-trustees  and share voting and investment power with respect to the shares.
(11) Includes  6,704.74  shares  held  in the  Matlack  Living  Trust,  U/A  DTD
     12/30/04,  of which  Mr.  Matlack  and his wife are  co-trustees  and share voting and investment power with respect to the shares.
(12) All shares are held in the Matlack Living Trust, U/A DTD 12/30/04, of which
     Mr.  Matlack and his wife are  co-trustees  and share voting and investment power with respect to the shares.
(13) Excludes 695.70 shares held by Mr.  Schulte's  former spouse and 672 shares held by Mr.  Schulte's  children in accounts over which Mr.  Schulte has no voting or investment power. Mr. Schulte disclaims  beneficial  ownership of these shares.
(14) Excludes 306 shares held by Mr.  Schulte's  children in accounts over which
     Mr.  Schulte  has no voting or  investment  power.  Mr.  Schulte  disclaims beneficial ownership of these shares.
(15) Includes  1,122 Mr. Hamel holds  jointly with his wife;  500 shares held by
     Mr.  Hamel's wife and 220 shares held by Mr.  Hamel's  children in accounts established  under the Kansas Uniform  Transfer to Minor's Act for which he is the custodian.
(16) Includes 667 shares Mr. Hamel holds jointly with his wife;  500 shares held by Mr. Hamel's wife and 150 shares held by Mr. Hamel's children in accounts established  under the Kansas Uniform  Transfer to Minor's Act for which he is the custodian.
(17) All shares are held jointly by Mr. Hamel and his wife.
(18) Includes  798.969 shares Mr. Malvey holds jointly with his wife;  2,041.541 shares held by Mr. Malvey's wife and 116.585 shares held by his child in an account for which he is the custodian.

     At December  31,  2006,  to the  knowledge  of TYG, no person held (sole or shared)  power to vote or dispose of more than 5% of the  outstanding  shares of any of the Companies. The table below indicates the persons known to TYY and TYN to own 5% or more of their respective common shares as of December 31, 2006. The beneficial owner listed below has sole power to vote and dispose of the shares.

                                                Number of TYY                    Number of TYN
Name and Address                                Common Shares           %        Common Shares            %
----------------                                -------------           -        -------------            -
State Teachers Retirement System of Ohio          1,230,000            7.7          335,000              7.3
275 East Broad Street
Columbus, Ohio 43215-3771

     Investment  Advisory  Agreement.   Tortoise  Capital  Advisors,   LLC  (the
"Advisor") is each Company's  investment advisor. The Advisor's address is 10801
Mastin Boulevard,  Suite 222, Overland Park, Kansas 66210.  Fountain Capital and
KCEP control the Advisor through their equity ownership and management rights in the Advisor. As of December 31, 2006, the Advisor had approximately $2.2 billion of client assets under  management.  The Advisor may be contacted at the address listed on the first page of this proxy statement.

     Pursuant to the terms of an Advisory Agreement between TYG and the Advisor, dated February 23, 2004 (the "TYG Advisory Agreement"),  TYG pays to the Advisor quarterly, as compensation for the services rendered by the Advisor, a fee equal on an annual basis to 0.95% of the Company's average monthly Managed Assets. The
Advisor  contractually  agreed to waive or reimburse  TYG for fees and expenses, including the investment  advisory fee and other expenses in the amount of 0.23%
of the average monthly Managed Assets through February 28, 2006 and 0.10% of the average monthly  Managed Assets through  February 28, 2009. The Advisor does not have the right to recoup any fees waived or  reimbursed  by the Advisor.  In its last fiscal year,  TYG incurred  $6,253,972 in net fees due to the Advisor under the TYG Advisory Agreement.

     Pursuant to the terms of an Advisory Agreement between TYY and the Advisor, dated  May 1,  2005  (the "TYY  Advisory  Agreement"),  TYY paid to the  Advisor quarterly, as compensation for the services rendered by the Advisor, a fee equal on an annual basis to 0.90% of the

                                       16

Company's average monthly Managed Assets until May 31, 2006. Since June 1, 2006,
TYY pays to the  Advisor  a fee equal on an annual  basis to 0.95%  annually  of
TYY's average monthly Managed Assets for such services. In its last fiscal year,
TYY  incurred  $5,510,366  in fees due to the  Advisor  under  the TYY  Advisory
Agreement.

     Pursuant to the terms of an Advisory Agreement between TYN and the Advisor, dated October 31, 2005 (the "TYN Advisory  Agreement"),  TYN pays to the Advisor quarterly, as compensation for the services rendered by the Advisor, a fee equal on an annual basis to 1.00% of TYN's average monthly Managed Assets. The Advisor contractually agreed to waive or reimburse TYN for fees and expenses,  including the  investment  advisory fee and expenses in an amount equal on an annual basis to 0.25% of the average monthly Managed Assets through October 31, 2006. For the period  from  November  1, 2006  through  December  31,  2007,  the  Advisor has contractually agreed to waive a portion of the fee equal to 0.20% of the average monthly Managed Assets. In its last fiscal year, TYN incurred  $1,137,550 in net fees due to the Advisor under the TYN Advisory Agreement.

     With respect to each  Company,  "Managed  Assets" means the total assets of the Company  (including  any assets  attributable  to  leverage)  minus  accrued liabilities  other than (1) deferred  taxes or debt entered into for the purpose of leverage and (2) the  aggregate  liquidation  preference  of any  outstanding preferred shares.

     The Advisor is controlled  directly or indirectly by David J. Schulte,  CEO and President of each Company; Terry Matlack, a director and the Chief Financial
Officer and Assistant Treasurer of each Company;  H. Kevin Birzer,  director and
Chairman  of the Board of each  Company,  Zachary A.  Hamel,  Secretary  of each
Company and Senior Vice  President of TYY,  and Kenneth P. Malvey,  Treasurer of
each Company and Senior Vice President of TYY, among others.

     How Proxies Will Be Voted. All proxies  solicited by the Board of Directors of each Company that are  properly  executed and received  prior to the meeting, and that are not revoked,  will be voted at the meeting.  Shares  represented by those proxies will be voted in accordance  with the  instructions  marked on the proxy.  If no instructions  are specified,  shares will be counted as a vote FOR the proposals described in this proxy statement.

     How To Vote. Complete,  sign and date the enclosed proxy card and return it in the enclosed envelope or attend the Annual Meeting and vote in person.

     Expenses and Solicitation of Proxies.  The expenses of preparing,  printing and mailing the  enclosed  proxy card,  the  accompanying  notice and this proxy statement and all other costs,  in connection  with the  solicitation of proxies will be borne  by the  Companies  on a pro rata  basis.  Each  Company  may also reimburse banks,  brokers and others for their reasonable expenses in forwarding proxy  solicitation  material to the beneficial owners of shares of the Company.
In order to obtain the necessary quorum for a Company at the meeting, additional solicitation may be made by mail,  telephone,  telegraph,  facsimile or personal interview by representatives of the Company, the Advisor, the Company's transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations. If a proxy solicitor is retained by any Company, the costs associated with all proxy solicitation are not  anticipated  to  exceed  $35,000.  None  of  the  Companies  will  pay  any representatives  of the Company or the Advisor any additional  compensation  for their efforts to supplement proxy solicitation.

     Revoking a Proxy.  With respect to each Company,  at any time before it has been voted,  you may revoke your proxy by: (1) sending a letter stating that you are revoking your proxy to the Secretary of the Company at the Company's offices located at 10801 Mastin  Boulevard,  Suite 222, Overland Park, Kansas 66210; (2)
properly  executing  and  sending a  later-dated  proxy;  or (3)  attending  the meeting,  requesting  return of any previously  delivered  proxy,  and voting in person.

                                       17

     Quorum. With respect to each Company, the presence,  in person or by proxy, of holders of shares  entitled  to cast a majority  of the votes  entitled to be cast (without regard to class) constitutes a quorum. For purposes of determining the presence or absence of a quorum,  shares  present at the annual meeting that are not voted, or abstentions,  and broker  non-votes (which occur when a broker has not  received  directions  from  customers  and does not have  discretionary authority  to vote the  customers'  shares)  will be treated as shares  that are present at the meeting but have not been voted.

     With  respect to each  Company,  if a quorum is not present in person or by proxy at the meeting,  the chairman of the meeting or the stockholders  entitled to vote at such  meeting,  present  in  person  or by  proxy,  have the power to adjourn the meeting to a date not more than 120 days after the  original  record date without notice other than announcement at the meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require each Company's  directors and officers,  the Advisor,  affiliated persons of the
Advisor and persons who own more than 10% of a registered class of the Company's equity securities to file forms reporting their affiliation with the Company and reports of ownership and changes in ownership of the  Company's  shares with the
SEC and the New York Stock Exchange.  Those persons and entities are required by
SEC  regulations  to furnish the  applicable  Company with copies of all Section
16(a)  forms  they  file.  Based on a review  of those  forms  furnished  to the
Company, each Company believes that its directors and officers,  the Advisor and affiliated  persons of the Advisor have  complied  with all  applicable  Section
16(a) filing  requirements  during the last fiscal  year,  except that Mr. David
Schulte did not timely report the sale of 0.7 shares of TYG in January 2006. Mr.
Schulte  reported  this  sale on a Form 4  filed  on  August  11,  2006.  To the knowledge of management of each Company,  no person is the beneficial  owner (as defined in Rule  16a-1  under the  Exchange  Act) of more than 10% of a class of such Company's equity securities.

                                  ADMINISTRATOR

     TYG and TYY  have  each  entered  into  administration  agreements  with US
Bancorp Fund Services,  LLC whose principal  business address is 615 E. Michigan
Street, Milwaukee, Wisconsin 53202.

     TYN has  entered  into an  administration  agreement  with SEI  Investments
Mutual Funds Services,  whose principal  business  address is One Freedom Valley
Drive, Oaks, Pennsylvania 19456.

                           STOCKHOLDER COMMUNICATIONS

     Stockholders are able to send  communications  to the Board of Directors of each  Company.  Communications  should  be  addressed  to the  Secretary  of the applicable  Company at its principal  offices at 10801 Mastin  Boulevard,  Suite
222, Overland Park, Kansas 66210. The Secretary will forward any  communications received directly to the Board of Directors.

        STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2008 ANNUAL MEETING

     Method for Including  Proposals in a Company's Proxy  Statement.  Under the
rules of the SEC, if you want to have a proposal  included in a Company's  proxy statement  for its next annual  meeting of  stockholders,  that proposal must be received by the Secretary of the Company at 10801 Mastin  Boulevard,  Suite 222,
Overland Park, Kansas 66210, not later than 5:00 p.m., Central Time on September
[28],  2007. Such proposal must comply with all applicable  requirements of Rule
14a-8 of the Exchange  Act.  Timely  submission  of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.

     Other Proposals and Nominations. If you want to nominate a director or have other business considered at a Company's next annual meeting of stockholders but do not want those items  included in

                                       18

our proxy  statement,  you must comply with the advance notice  provision of the
Company's Bylaws. Under each Company's Bylaws, nominations for director or other business  proposals to be addressed at the Company's  next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Company at 10801 Mastin  Boulevard,  Suite 222,  Overland Park, Kansas 66210, no earlier than August [29], 2007 nor later than 5:00 p.m.  Central Time on September [28],
2007.  The  stockholder  must  satisfy  certain  requirements  set  forth in the
Company's  Bylaws and the notice must contain specific  information  required by the Company's  Bylaws.  With respect to nominees for  director,  the notice must include,  among other  things,  the name,  age,  business  address and residence address of any nominee for director, certain information regarding such person's ownership of Company shares,  and all other information  relating to the nominee as is  required  to be  disclosed  in  solicitations  of proxies in an  election contest or as otherwise  required by Regulation 14A under the Exchange Act. With respect to other  business  to be  brought  before the  meeting,  a notice  must include,  among other  things,  a  description  of the business and any material interest in such  business by the  stockholder  and certain  associated  persons proposing  the  business.  Any  stockholder  wishing to make a  proposal  should carefully  read and  review  the  applicable  Company's  Bylaws.  A copy of each
Company's  Bylaws may be obtained by contacting  the Secretary of the Company at
1-800-919-0315  or by writing  the  Secretary  of the  Company  at 10801  Mastin
Boulevard,  Suite 222,  Overland  Park,  Kansas  66210.  Timely  submission of a proposal  does not mean the  proposal  will be allowed to be brought  before the meeting.

     These advance notice  provisions are in addition to, and separate from, the requirements  that a stockholder must meet in order to have a proposal  included in any Company's proxy statement under the rules of the SEC.

     A proxy granted by a stockholder will give  discretionary  authority to the proxies to vote on any matters  introduced  pursuant to the above advance notice
Bylaw provisions, subject to applicable rules of the SEC.

                                       By Order of the Board of Directors

                                       /s/ Zachary A. Hamel

                                       Zachary A. Hamel
                                       Secretary

January ___, 2007

                                       19

--------------------------------------------------------------------------------

               PROXY - TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
               THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 13, 2007

The  undersigned  holder of common shares appoints David J. Schulte and Terry C.
Matlack, or either of them, each with power of substitution,  to vote all shares that the  undersigned is entitled to vote at the annual meeting of  stockholders of Tortoise Energy  Infrastructure  Corporation to be held on April 13, 2007 and at any adjournments  thereof, as set forth on the reverse side of this card, and in their  discretion  upon any other  business that may properly come before the meeting.

 YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                    USING THE ENCLOSED POSTMARKED ENVELOPE.

                (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------

                                [  ] Mark this box with an X if you have made
                                     changes to your name or address
                                     details above.

ANNUAL MEETING PROXY CARD

This proxy, when properly executed,  will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

A.       ELECTION OF DIRECTORS

1.   THE BOARD OF DIRECTORS  RECOMMENDS  THAT YOU VOTE "FOR" THE NOMINEES BELOW.
     FOR WITHHOLD

         H. Kevin Birzer        [ ]       [ ]

B.      ISSUES

THE  BOARD OF  DIRECTORS  RECOMMENDS  THAT  YOU  VOTE  "FOR"  THE  PROPOSAL  AND
RATIFICATION BELOW.

2.   Approval  of the  Company's  sale of common  shares  below Net Asset  Value
     ("NAV") subject to all of the following  conditions  being met: (1) the per share offering price,  before deduction of underwriting  fees,  commissions and  offering  expenses,  will not be less  than  the NAV per  share of the
     Company's  common stock, as determined at any time within two business days prior to the pricing of the common  stock to be sold in the  offering;  (2)
     immediately  following the offering,  after deducting offering expenses and underwriting  fees and  commissions,  the NAV per  share  of the  Company's common  stock,  as determined at any time within two business days prior to the pricing of the common stock to be sold,  would not have been diluted by greater than a total of 1% of the NAV per share of all  outstanding  common stock;  and (3) a majority of the Company's  independent  directors makes a determination, based on information and a recommendation from the Company's investment  advisor,  that they reasonably expect that the investment(s) to be made with the net  proceeds  of such  issuance  will lead to a long-term increase in distribution growth.

          FOR      AGAINST  ABSTAIN

         [   ]      [   ]    [   ]

3.   Ratification of Ernst & Young LLP as the Company's  independent  registered public  accounting firm to audit the accounts of the Company for the fiscal year ending November 30, 2007:

          FOR      AGAINST  ABSTAIN

         [   ]      [   ]    [   ]

C.   NON-VOTING ISSUE

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING      [   ]

D.   AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
     INSTRUCTIONS TO BE EXECUTED

Please  sign  exactly as your name  appears.  If acting as  attorney,  executor, trustee, or in representative capacity, sign name and indicate title.

Signature 1 -                          Signature 2 -                        Date
Please keep signature within the box   Please keep signature within the box (mm/dd/yyyy)

------------------------------------   ------------------------------------  ----------

--------------------------------------------------------------------------------

                   PROXY - TORTOISE ENERGY CAPITAL CORPORATION

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
               THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 13, 2007

The  undersigned  holder of common shares appoints David J. Schulte and Terry C.
Matlack, or either of them, each with power of substitution,  to vote all shares that the  undersigned is entitled to vote at the annual meeting of  stockholders of Tortoise  Energy Capital  Corporation to be held on April 13, 2007 and at any adjournments  thereof,  as set forth on the  reverse  side of this card,  and in their  discretion  upon any other  business  that may  properly  come before the meeting.

 YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                    USING THE ENCLOSED POSTMARKED ENVELOPE.

                (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------

                                   [  ] Mark this box with an X if you have made
                                        changes to your name or address
                                        details above.

ANNUAL MEETING PROXY CARD

This proxy, when properly executed,  will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

A.       ELECTION OF DIRECTORS

1.   THE BOARD OF DIRECTORS  RECOMMENDS  THAT YOU VOTE "FOR" THE NOMINEES BELOW.

                                 FOR    WITHHOLD

         H. Kevin Birzer         [ ]      [ ]

B.        ISSUES

THE  BOARD OF  DIRECTORS  RECOMMENDS  THAT  YOU  VOTE  "FOR"  THE  PROPOSAL  AND
RATIFICATION BELOW.

2.   Approval  of the  Company's  sale of common  shares  below Net Asset  Value
     ("NAV") subject to all of the following  conditions  being met: (1) the per share offering price,  before deduction of underwriting  fees,  commissions and  offering  expenses,  will not be less  than  the NAV per  share of the
     Company's common stock, as determined at any time within two business prior to the  pricing  of the  common  stock  to be  sold  in the  offering;  (2)
     immediately  following the offering,  after deducting offering expenses and underwriting  fees and  commissions,  the NAV per  share  of the  Company's common stock,  as  determined at any time within two business  prior to the pricing  of the  common  stock to be sold,  would not have been  diluted by greater than a total of 1% of the NAV per share of all  outstanding  common stock;  and (3) a majority of the Company's  independent  directors makes a determination, based on information and a recommendation from the Company's investment  advisor,  that they reasonably expect that the investment(s) to be made with the net  proceeds  of such  issuance  will lead to a long-term increase in distribution growth.

          FOR      AGAINST  ABSTAIN

         [   ]      [   ]    [   ]

3.   Ratification of Ernst & Young LLP as the Company's  independent  registered public  accounting firm to audit the accounts of the Company for the fiscal year ending November 30, 2007:

          FOR      AGAINST  ABSTAIN

         [   ]      [   ]    [   ]

C.       NON-VOTING ISSUE

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING                  [   ]

D.   AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
     INSTRUCTIONS TO BE EXECUTED

Please  sign  exactly as your name  appears.  If acting as  attorney,  executor, trustee, or in representative capacity, sign name and indicate title.

Signature 1 -                          Signature 2 -                        Date
Please keep signature within the box   Please keep signature within the box (mm/dd/yyyy)

------------------------------------   ------------------------------------  ----------

--------------------------------------------------------------------------------

               PROXY - TORTOISE NORTH AMERICAN ENERGY CORPORATION

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
               THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 13, 2007

The  undersigned  holder of common shares appoints David J. Schulte and Terry C.
Matlack, or either of them, each with power of substitution,  to vote all shares that the  undersigned is entitled to vote at the annual meeting of  stockholders of Tortoise North American  Energy  Corporation to be held on April 13, 2007 and at any adjournments  thereof, as set forth on the reverse side of this card, and in their  discretion  upon any other  business that may properly come before the meeting.

 YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                    USING THE ENCLOSED POSTMARKED ENVELOPE.

                (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------

                                   [  ] Mark this box with an X if you have made
                                        changes to your name or address
                                        details above.
ANNUAL MEETING PROXY CARD

This proxy, when properly executed,  will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

A.   ELECTION OF DIRECTORS

1.   THE BOARD OF DIRECTORS  RECOMMENDS  THAT YOU VOTE "FOR" THE NOMINEES BELOW.
     FOR WITHHOLD

                                 FOR    WITHHOLD

         H. Kevin Birzer         [ ]      [ ]

B.   ISSUES

THE  BOARD OF  DIRECTORS  RECOMMENDS  THAT  YOU  VOTE  "FOR"  THE  PROPOSAL  AND
RATIFICATION BELOW.

2.   Approval  of the  Company's  sale of common  shares  below Net Asset  Value
     ("NAV") subject to all of the following  conditions  being met: (1) the per share offering price,  before deduction of underwriting  fees,  commissions and  offering  expenses,  will not be less  than  the NAV per  share of the
     Company's common stock, as determined at any time within two business prior to the  pricing  of the  common  stock  to be  sold  in the  offering;  (2)
     immediately  following the offering,  after deducting offering expenses and underwriting  fees and  commissions,  the NAV per  share  of the  Company's common stock,  as  determined at any time within two business  prior to the pricing  of the  common  stock to be sold,  would not have been  diluted by greater than a total of 1% of the NAV per share of all  outstanding  common stock;  and (3) a majority of the Company's  independent  directors makes a determination, based on information and a recommendation from the Company's investment  advisor,  that they reasonably expect that the investment(s) to be made with the net  proceeds  of such  issuance  will lead to a long-term increase in distribution growth.

         FOR      AGAINST  ABSTAIN

         [   ]      [   ]    [   ]

3.   Ratification of Ernst & Young LLP as the Company's  independent  registered public  accounting firm to audit the accounts of the Company for the fiscal year ending November 30, 2007:

         FOR      AGAINST  ABSTAIN

         [   ]      [   ]    [   ]

C.   NON-VOTING ISSUE

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING                  [   ]

D.   AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
     INSTRUCTIONS TO BE EXECUTED

Please  sign  exactly as your name  appears.  If acting as  attorney,  executor, trustee, or in representative capacity, sign name and indicate title.

Signature 1 -                          Signature 2 -                        Date
Please keep signature within the box   Please keep signature within the box (mm/dd/yyyy)

------------------------------------   ------------------------------------  ----------

--------------------------------------------------------------------------------

               PROXY - TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
               THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 13, 2007

The undersigned  holder of preferred  shares appoints David J. Schulte and Terry
C.  Matlack,  or either of them,  each with power of  substitution,  to vote all shares  that the  undersigned  is  entitled  to vote at the  annual  meeting  of stockholders of Tortoise Energy  Infrastructure  Corporation to be held on April
13, 2007 and at any  adjournments  thereof,  as set forth on the reverse side of this card,  and in their  discretion  upon any other  business that may properly come before the meeting.

 YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                    USING THE ENCLOSED POSTMARKED ENVELOPE.

                (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------

                                   [  ] Mark this box with an X if you have made
                                        changes to your name or address
                                        details above.

ANNUAL MEETING PROXY CARD

This proxy, when properly executed,  will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

A.   ELECTION OF DIRECTORS

1. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES BELOW.
--------------------------------------------- ------ ----------------
                                               FOR      WITHHOLD
--------------------------------------------- ------ ----------------
         H. Kevin Birzer [ ] [ ]
         John R. Graham                       [   ]       [   ]
--------------------------------------------- ------ ----------------

B.   ISSUES

THE  BOARD OF  DIRECTORS  RECOMMENDS  THAT  YOU  VOTE  "FOR"  THE  PROPOSAL  AND
RATIFICATION BELOW.

2.   Approval  of the  Company's  sale of common  shares  below Net Asset  Value
     ("NAV") subject to all of the following  conditions  being met: (1) the per share offering price,  before deduction of underwriting  fees,  commissions and  offering  expenses,  will not be less  than  the NAV per  share of the
     Company's  common stock, as determined at any time within two business days prior to the pricing of the common  stock to be sold in the  offering;  (2)
     immediately  following the offering,  after deducting offering expenses and underwriting  fees and  commissions,  the NAV per  share  of the  Company's common  stock,  as determined at any time within two business days prior to the pricing of the common stock to be sold,  would not have been diluted by greater than a total of 1% of the NAV per share of all  outstanding  common stock;  and (3) a majority of the Company's  independent  directors makes a determination, based on information and a recommendation from the Company's investment  advisor,  that they reasonably expect that the investment(s) to be made with the net  proceeds  of such  issuance  will lead to a long-term increase in distribution growth.

         FOR      AGAINST  ABSTAIN

         [   ]    [   ]     [   ]

3.       Ratification  of  Ernst  &  Young  LLP  as  the  Company's  independent registered  public accounting firm to audit the accounts of the Company for the fiscal year ending November 30, 2007:

         FOR      AGAINST  ABSTAIN

         [   ]    [   ]     [   ]

C.   NON-VOTING ISSUE

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING     [   ]

D.   AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
     INSTRUCTIONS  TO BE EXECUTED

Please  sign  exactly as your name  appears.  If acting as  attorney,  executor, trustee, or in representative capacity, sign name and indicate title.

Signature 1 -                          Signature 2 -                        Date
Please keep signature within the box   Please keep signature within the box (mm/dd/yyyy)

------------------------------------   ------------------------------------  ----------

--------------------------------------------------------------------------------

                   PROXY - TORTOISE ENERGY CAPITAL CORPORATION

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
               THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 13, 2007

The undersigned  holder of preferred  shares appoints David J. Schulte and Terry
C.  Matlack,  or either of them,  each with power of  substitution,  to vote all shares  that the  undersigned  is  entitled  to vote at the  annual  meeting  of stockholders of Tortoise Energy Capital Corporation to be held on April 13, 2007 and at any adjournments  thereof, as set forth on the reverse side of this card, and in their  discretion  upon any other  business that may properly come before the meeting.

 YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                    USING THE ENCLOSED POSTMARKED ENVELOPE.

                (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------

                                   [  ] Mark this box with an X if you have made
                                        changes to your name or address
                                        details above.
ANNUAL MEETING PROXY CARD

This proxy, when properly executed,  will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

A.   ELECTION OF DIRECTORS

1. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES BELOW.

--------------------------------------------- ------ ----------------
                                               FOR      WITHHOLD
--------------------------------------------- ------ ----------------
         H. Kevin Birzer                       [ ]        [ ]
--------------------------------------------- ------ ----------------
         John R. Graham                        [ ]        [ ]
--------------------------------------------- ------ ----------------

B.   ISSUES

THE  BOARD OF  DIRECTORS  RECOMMENDS  THAT  YOU  VOTE  "FOR"  THE  PROPOSAL  AND
RATIFICATION BELOW.

2.   Approval  of the  Company's  sale of common  shares  below Net Asset  Value
     ("NAV") subject to all of the following  conditions  being met: (1) the per share offering price,  before deduction of underwriting  fees,  commissions and  offering  expenses,  will not be less  than  the NAV per  share of the
     Company's common stock, as determined at any time within two business prior to the  pricing  of the  common  stock  to be  sold  in the  offering;  (2)
     immediately  following the offering,  after deducting offering expenses and underwriting  fees and  commissions,  the NAV per  share  of the  Company's common stock,  as  determined at any time within two business  prior to the pricing  of the  common  stock to be sold,  would not have been  diluted by greater than a total of 1% of the NAV per share of all  outstanding  common stock;  and (3) a majority of the Company's  independent  directors makes a determination, based on information and a recommendation from the Company's investment  advisor,  that they reasonably expect that the investment(s) to be made with the net  proceeds  of such  issuance  will lead to a long-term increase in distribution growth.

         FOR      AGAINST  ABSTAIN

         [   ]    [   ]     [   ]

3.   Ratification of Ernst & Young LLP as the Company's  independent  registered public  accounting firm to audit the accounts of the Company for the fiscal year ending November 30, 2007:

         FOR      AGAINST  ABSTAIN

         [   ]    [   ]     [   ]

C.   NON-VOTING ISSUE

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING                  [   ]

D.   AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
     INSTRUCTIONS TO BE EXECUTED

Please  sign  exactly as your name  appears.  If acting as  attorney,  executor, trustee, or in representative capacity, sign name and indicate title.

Signature 1 -                          Signature 2 -                        Date
Please keep signature within the box   Please keep signature within the box (mm/dd/yyyy)

------------------------------------   ------------------------------------  ----------

--------------------------------------------------------------------------------

               PROXY - TORTOISE NORTH AMERICAN ENERGY CORPORATION

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
               THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 13, 2007

The undersigned  holder of preferred  shares appoints David J. Schulte and Terry
C.  Matlack,  or either of them,  each with power of  substitution,  to vote all shares  that the  undersigned  is  entitled  to vote at the  annual  meeting  of stockholders of Tortoise North American  Energy  Corporation to be held on April
13, 2007 and at any  adjournments  thereof,  as set forth on the reverse side of this card,  and in their  discretion  upon any other  business that may properly come before the meeting.

 YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                    USING THE ENCLOSED POSTMARKED ENVELOPE.

                (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------

                                   [  ] Mark this box with an X if you have made
                                        changes to your name or address
                                        details above.
ANNUAL MEETING PROXY CARD

This proxy, when properly executed,  will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

A.       ELECTION OF DIRECTORS

1.   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES BELOW.

--------------------------------------------- ------ ----------------
                                               FOR       WITHHOLD
--------------------------------------------- ------ ----------------
         H. Kevin Birzer                       [ ]         [ ]
--------------------------------------------- ------ ----------------
         John R. Graham                        [ ]         [ ]
--------------------------------------------- ------ ----------------

B.   ISSUES

THE  BOARD OF  DIRECTORS  RECOMMENDS  THAT  YOU  VOTE  "FOR"  THE  PROPOSAL  AND
RATIFICATION BELOW.

2.   Approval  of the  Company's  sale of common  shares  below Net Asset  Value
     ("NAV") subject to all of the following  conditions  being met: (1) the per share offering price,  before deduction of underwriting  fees,  commissions and  offering  expenses,  will not be less  than  the NAV per  share of the
     Company's common stock, as determined at any time within two business prior to the  pricing  of the  common  stock  to be  sold  in the  offering;  (2)
     immediately  following the offering,  after deducting offering expenses and underwriting  fees and  commissions,  the NAV per  share  of the  Company's common stock,  as  determined at any time within two business  prior to the pricing  of the  common  stock to be sold,  would not have been  diluted by greater than a total of 1% of the NAV per share of all  outstanding  common stock;  and (3) a majority of the Company's  independent  directors makes a determination, based on information and a recommendation from the Company's investment  advisor,  that they reasonably expect that the investment(s) to be made with the net  proceeds  of such  issuance  will lead to a long-term increase in distribution growth.

         FOR      AGAINST  ABSTAIN

         [   ]    [   ]     [   ]

3.       Ratification  of  Ernst  &  Young  LLP  as  the  Company's  independent registered  public accounting firm to audit the accounts of the Company for the fiscal year ending November 30, 2007:

         FOR      AGAINST  ABSTAIN

         [   ]    [   ]     [   ]

C.   NON-VOTING ISSUE

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING       [   ]

D.   AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
     INSTRUCTIONS  TO BE EXECUTED

Please  sign  exactly as your name  appears.  If acting as  attorney,  executor, trustee, or in representative capacity, sign name and indicate title.

Signature 1 -                          Signature 2 -                        Date
Please keep signature within the box   Please keep signature within the box (mm/dd/yyyy)

------------------------------------   ------------------------------------  ----------